EXHIBIT 99.1(a)

February 22, 1999
For 6:30am EST Release

Contacts:   Shareholders'/Analysts' Inquiries:        Media Inquiries:
            Robert Niblock     336-658-4860           Brian Peace
            Carson Anderson    336-658-4385           336-658-4170


              LOWE'S REPORTS RECORD FOURTH QUARTER EARNINGS

                      -- Net Earnings Increased 46% --

NORTH WILKESBORO, N.C.   - Lowe's Companies, Inc. (NYSE: LOW), the nation's
second largest home improvement retailer, today reported record earnings of $106.2 million for the fourth quarter ended January 29, 1999, a 46 percent increase over the same period a year ago. Diluted earnings per share increased 43 percent to $0.30, up from $0.21 in the fourth quarter of 1997. For fiscal 1998, net earnings grew 35 percent to $482.4 million, compared to $357.5 million in fiscal 1997. Diluted earnings per share increased 32 percent to $1.36 in fiscal 1998, up from $1.03 in fiscal 1997.

Cost of Sales in the fourth quarter included a LIFO credit of $17.9 million as compared to a LIFO credit of $12.5 million in the same quarter last year. For fiscal 1998, the company recorded a LIFO credit of $29.0 million compared to a LIFO credit of $7.0 million for fiscal 1997.

As previously reported, sales for the quarter increased 21.6 percent to $2.92 billion, up from $2.40 billion in the fourth quarter of 1997. Sales at the company's "comparable stores" (stores open in excess of one year) increased
8.2 percent during the quarter. Fiscal 1998 sales totaled $12.24 billion, a
20.8 percent increase over fiscal 1997 sales of $10.14 billion. Comparable store sales increased 5.9 percent in fiscal 1998.

"In 1998, we identified three key initiatives to better serve our customers installed sales, special order sales, and an enhanced focus on the commercial business customer," said Robert L. Tillman, Lowe's Chairman and Chief Executive Officer. "The success of these three initiatives has had a meaningful impact on store performance and we anticipate further sales gains as we continue to expand and improve these initiatives. In fiscal 1999, we anticipate an approximately 18-20% increase in store square footage and are expecting sales gains of approximately 20%."

During the quarter, Lowe's opened 36 new stores, bringing the company's total store count to 484 stores in 27 states. Retail square footage grew to 43.4 million square feet, a 19 percent increase over the same period a year ago.

This news release may include "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Although the company believes that comments reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Possible risks and uncertainties regarding these statements include, but are not limited to, general economic trends, availability and development of real estate for expansion, fluctuation in prices in commodities, the nature of competition and weather conditions, all of which are described in greater detail in Lowe's 1997 Annual Report.

Lowe's Companies, Inc.
Consolidated Statements of Current and Retained Earnings
In Thousands, Except Per Share Data

                                        Quarter Ended                            Year Ended
                           --------------------------------------------------------------------------------
                            January 29, 1999      January 30, 1998    January 29, 1998    January 30, 1998
Current Earnings               Amount    %         Amount     %         Amount     %        Amount     %
Net sales                  $ 2,915,664 100.00  $ 2,397,568  100.00  $ 12,244,882 100.00 $ 10,136,890 100.00

Cost of sales                2,096,331  71.90    1,733,478   72.30     8,950,156  73.09    7,447,117  73.47

Gross margin                   819,333  28.10      664,090   27.70     3,294,726  26.91    2,689,773  26.53

Expenses:

Selling, general and
     administrative            534,187  18.32      440,229   18.36     2,118,149  17.30    1,754,780  17.31

Store opening costs             24,988   0.86       26,788    1.12        71,651   0.59       69,999   0.69

Depreciation                    72,104   2.47       65,053    2.72       271,769   2.22      240,880   2.38

Interest                        19,801   0.68       17,231    0.72        74,735   0.61       65,567   0.64

Total expenses                 651,080  22.33      549,301   22.92     2,536,304  20.72    2,131,226  21.02

Pre-tax earnings               168,253   5.77      114,789    4.78       758,422   6.19      558,547   5.51

Income tax provision            62,041   2.13       42,282    1.76       276,000   2.25      201,063   1.98

Net earnings               $   106,212   3.64  $    72,507    3.02  $    482,422   3.94 $    357,484   3.53
-----------------------------------------------------------------------------------------------------------
Shares outstanding
     (weighted average)        352,761             349,815               352,104             348,554

Basic Earnings Per Share   $      0.30         $      0.21          $       1.37        $       1.03

Diluted Earnings Per Share $      0.30         $      0.21          $       1.36        $       1.03
-----------------------------------------------------------------------------------------------------------
Retained Earnings
-----------------------------------------------------------------------------------------------------------
Balance at beginning
     of period             $ 1,910,699         $ 1,502,212          $  1,565,133        $  1,245,888
Net earnings                   106,212              72,507               482,422             357,484
Cash dividends                 (10,527)             (9,586)              (41,171)            (38,239)
Balance at end of period   $ 2,006,384         $ 1,565,133          $  2,006,384        $  1,565,133
-----------------------------------------------------------------------------------------------------------

Lowe's Companies, Inc.
Consolidated Balance Sheets
In Thousands

                                                        January 29,         %       January 30,        %
                                                            1999           Total        1998          Total
                                                      ---------------      ------ -------------       -----
Assets
  Current Assets:
  Cash and Cash Equivalents                            $    222,709          3.5   $    195,146         3.7
  Short-Term Investments                                     20,343          0.3         16,155         0.3
  Accounts Receivable - Net                                 143,928          2.3        118,408         2.3
  Merchandise Inventory                                   2,104,845         33.2      1,714,592        32.8
  Deferred Income Taxes                                      56,124          0.9         34,116         0.7
  Other Current Assets                                       37,734          0.5         31,185         0.6
  Total Current Assets                                    2,585,683         40.7      2,109,602        40.4
  Property, Less Accumulated
    Depreciation                                          3,636,917         57.3      3,005,199        57.6
  Long-Term Investments                                      28,716          0.5         35,161         0.7
  Other Assets                                               93,335          1.5         69,315         1.3
  Total Assets                                         $  6,344,651        100.0   $  5,219,277       100.0
-----------------------------------------------------------------------------------------------------------
Liabilities and Shareholders' Equity
  Current Liabilities:
  Short-Term Borrowings                                $     92,475          1.4   $     98,104         1.9
  Current Maturities of Long-Term Debt                       99,019          1.6         12,478         0.2
  Accounts Payable                                        1,133,177         17.9        969,777        18.7
  Employee Retirement Plans                                  80,104          1.3         64,669         1.2
  Accrued Salaries and Wages                                112,749          1.8         83,377         1.6
  Other Current Liabilities                                 247,820          3.9        220,915         4.2
  Total Current Liabilities                               1,765,344         27.9      1,449,320        27.8
  Long-Term Debt, Excluding Current Maturites             1,283,092         20.2      1,045,570        20.0
  Deferred Income Taxes                                     160,263          2.5        123,778         2.4
  Total Liabilities                                       3,208,699         50.6      2,618,668        50.2
-----------------------------------------------------------------------------------------------------------
  Shareholders' Equity:
  Preferred Stock - $5 Par Value, none issued                      -                           -
  Common Stock - $.50 Par Value;
                  Issued and Outstanding
    January 29, 1999         352,643
    January 30, 1998         350,632                        176,321          2.8        175,316         3.3
  Capital in Excess of Par                                  983,217         15.5        892,666        17.1
  Retained Earnings                                       2,006,384         31.6      1,565,133        30.0
  Unearned Compensation-Restricted Stock Awards             (30,387)        (0.5)       (32,694)       (0.6)
  Accumulated Other Comprehensive Income                        417          0.0            188         0.0
  Total Shareholders' Equity                              3,135,952         49.4      2,600,609        49.8
  Total Liabilities and Shareholders' Equity           $  6,344,651        100.0   $  5,219,277       100.0

Lowe's Companies, Inc.
Consolidated Statements of Cash Flows
In Thousands

                                                                   January 29,    January 30,    January 31,
Fiscal Years Ended on                                                  1999           1998            1997
                                                                   -----------    -----------     ----------
-
Cash Flows From Operating Activities:
     Net Earnings                                                   $482,422       $357,484        $292,150
     Adjustments to Reconcile Net Earnings to Net Cash
       Provided By Operating Activities:
         Depreciation                                                271,769        240,880         198,115
         Amortization of Original Issue Discount                         445            192           1,671
         Increase in Deferred Income Taxes                            14,337          7,637          17,043
         Loss on Disposition/Writedown of Fixed and Other Assets      23,540         14,263           9,892
         Changes in Operating Assets and Liabilities:
           Accounts Receivable - Net                                 (25,520)          (846)         (4,079)
           Merchandise Inventory                                    (390,253)      (108,712)       (338,803)
           Other Operating Assets                                     (6,313)         6,732          (4,788)
           Accounts Payable                                          163,400         55,610         258,768
           Employee Retirement Plans                                  75,508         60,527          59,736
           Other Operating Liabilities                                87,513         31,103          53,288
     Net Cash Provided by Operating Activities                       696,848        664,870         542,993
-----------------------------------------------------------------------------------------------------------
Cash Flows from Investing Activities:
     (Increase) Decrease in Investment Assets:
        Short-Term Investments                                        19,848         25,773          98,754
        Purchases of Long-Term Investments                           (19,866)       (15,384)        (27,259)
        Proceeds from Sale/Maturity of Long-Term Investments           2,644          4,811          12,203
     (Increase) Decrease in Other Long-Term Assets                   (18,528)        (5,472)          3,456
     Fixed Assets Acquired                                          (928,040)      (772,792)       (677,160)
     Proceeds from the Sale of Fixed and Other Long-Term Assets       38,202         31,183          11,615
     Net Cash Used in Investing Activities                          (905,740)      (731,881)       (578,391)
-----------------------------------------------------------------------------------------------------------
Cash Flows from Financing Activities:
     Net Increase (Decrease) in Short-Term Borrowings                 (5,629)        17,199          64,288
     Long-Term Debt Borrowings                                       296,159        265,795               -
     Repayment of Long-Term Debt                                     (15,458)       (32,781)        (17,662)
     Proceeds from Stock Options Exercised                            12,140            210               -
     Cash Dividend Payments                                          (50,757)       (28,653)        (34,709)
     Net Cash Provided by Financing Activities                       236,455        221,770          11,917
-----------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Cash and Cash Equivalents                  27,563        154,759         (23,481)
Cash and Cash Equivalents, Beginning of Year                         195,146         40,387          63,868
Cash and Cash Equivalents, End of Year                              $222,709       $195,146        $ 40,387
-----------------------------------------------------------------------------------------------------------

Supplemental Information:

STORE PERFORMANCE PERSPECTIVE

In 1992, Lowe's began a more detailed reporting on the transformation from a chain of small, contractor-oriented stores to a family of modern, home-improvement warehouses. In fourth quarter 1998, the Large stores contributed 83% of sales and 81% of operating profits. The following tables are intended to assist the user in understanding the impact of that transformation.

Store Group Categories, presented in these tables, are defined as follows:
1. Yards    :     Focused Contractor Yards
2. Small    :     Average of 19,000 square feet
3. Medium   :     Average of 57,000 square feet
4. Large    :     Average of more than 100,000 square feet.
                  All stores in excess of 80,000 square feet.
Further, Large store sales are reported on both a comparable (same-store) basis and new (open less than a year) basis. A relocated store is removed from the comparable store computation until it has been open at least 12 months.

Fourth Quarter 1998

Table 1:  Store Group Unit Totals, End of Fourth Quarter
                      1998               1997              1996
                  % of               % of              % of
                 Total   Units      Total  Units      Total   Units
                 -----   -----      -----  -----      -----   -----
Yards               7%     32         7%     32         6%     25

Small               6%     31        11%     49        15%     60

Medium             12%     58        17%     76        23%     93

Large Comp         53%    257        46%    203        36%    145

Large New          22%    106        19%     86        20%     79
                 -----   -----      ----    ---       ----    ----
Total             100%    484       100%    446       100%    402

Table 2:  Sales & Operating Profits* by Store Group, Fourth Quarter
                      1998               1997              1996
                 Sales   O.P.*      Sales   O.P.*      Sales   O.P.*
                 -----   -----      -----  -----      -----   -----
Yards               4%      3%         4%     3%         4%      4%

Small               3%      2%         5%     5%         8%      8%

Medium             10%     14%        16%    23%        24%     37%

Large Comp         61%     71%        54%    62%        45%     50%

Large New          22%     10%        21%     7%        19%      1%
                 -----   -----       ----    ---       ----    ----
Total             100%    100%       100%   100%       100%    100%

*Operating Profits before corporate expense and intercompany charges, interest, LIFO and income taxes.

Fiscal Year 1998

Table 1:  Store Group Unit Totals, Fiscal Year 1998 Average
1998               1997              1996
                  % of               % of              % of
                 Total   Units      Total  Units      Total   Units
                 -----   -----      -----  -----      -----   -----
Yards               7%      31         7%     29        6%      25

Small               9%      40        13%     55        18%     70

Medium             14%      67        20%     84        24%     95

Large Comp         51%     238        42%    180        33%    124

Large New          19%      88        18%     75        19%     74
                 -----   -----       ----    ---       ----    ---
Total             100%     464       100%    423       100%    388

Table 2:  Sales & Operating Profits* by Store Group, Fiscal Year 1998
1998               1997              1996
                 Sales   O.P.*      Sales   O.P.*      Sales   O.P.*
                 -----   -----      -----  -----      -----   -----
Yards               4%      3%         4%     3%         4%      3%

Small               4%      4%         7%     7%        10%     10%

Medium             12%     16%        19%    26%        25%     34%

Large Comp         59%     64%        51%    53%        42%     45%

Large New          21%     13%        19%    11%        19%      8%
                 -----   -----       ----    ---       ----    ----
Total             100%    100%       100%   100%       100%    100%
*Operating Profits before corporate expense and intercompany charges, interest, LIFO and income taxes.

Lowe's Companies, Inc. is the second largest retailer of home improvement products in the nation, serving over four million do-it-yourself retail and commercial business customers weekly through 484 stores in 27 states. Headquartered in North Wilkesboro, N.C., the 53-year old company employs over 65,000 people. More information on the company is available on Lowe's web site at www.lowes.com.